SUMMARY PROSPECTUS	MAY 1, 2012

PARNASSUS EQUITY INCOME FUNDSM

Investor Shares:  PRBLX

Institutional Shares:  PRILX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at www.parnassus.com. You can also get this information at no cost by calling (800) 999-3505 or by sending an e-mail request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

Parnassus Equity Income Fund

Investment Objective

The Parnassus Equity Income Fund’s objective is to achieve both capital appreciation and current income by investing primarily in a diversified portfolio of equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Equity Income Fund.

Parnassus Equity Income Fund
Annual Fund Operating Expenses (%)	Investor Shares	Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62	0.62
Distribution (12b-1) Fees	None	None
Other Expenses	0.32	0.08
Service Fees	0.21	None
All remaining other expenses	0.11	0.08
Total Annual Fund Operating Expenses	0.94	0.70

For additional information about the Parnassus Equity Income Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Equity Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$96	$300	$520	$1,155
Institutional Shares	$72	$224	$390	$871

Portfolio Turnover

The Parnassus Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.0% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Equity Income Fund’s objective is to achieve both current income and capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. At least 75% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments. The Parnassus Equity Income Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Fund’s investment adviser (Adviser) believes have the capacity to raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Equity Income Fund is no exception. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■	You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

■

The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

In addition to large-cap companies, the Fund may invest in small- and/or mid-cap companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well- established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of small- and mid-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-cap companies tend to perform poorly during times of economic stress.

■

The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■

The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

■	The Fund adheres to “responsible investing” guidelines, which may limit the investment opportunities available to the Fund.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Equity Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.7% (quarter ending June 30, 2009), and the lowest return for a quarter was a loss of 19.2% (quarter ending December 31, 2008).

Below is a table comparing the performance of the Parnassus
Equity Income Fund’s two share classes with that of the S&P
500 Index and the Lipper Equity Income Fund Average. Figures
are average annual returns for the one-, five- and ten-year
periods ended December 31, 2011. The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual
funds, and also how the Fund’s performance varies from year to year.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2011)
Investor Shares
Return before Taxes	3.13	4.92	6.18
Return after Taxes on Distributions	2.68	4.07	5.01
Return after Taxes on Distributions and Sale of Fund Shares	2.61	3.90	4.82
Institutional Shares
Return before Taxes	3.40	5.15	6.31
S&P 500 Index	2.09	-0.25	2.92
Lipper Equity Income Fund Average	3.11	0.44	4.42

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Parnassus Equity Income Fund—Institutional Shares were incepted on April 28, 2006. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Equity Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Equity Income Fund and has been a portfolio manager of the Fund since 2001. He is also a Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is a Vice President the Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Equity Income Fund and has served in this capacity since 2012. He is also a Vice President and Director of Research at Parnassus Investments, where he has worked since 2005.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

Purchase and Sale of Fund Shares

The Parnassus Equity Income Fund offers two classes of shares: Investor Shares and Institutional Shares. For Investor Shares, the minimum initial purchase is $2,000, with a minimum of $500 for certain custodial accounts and IRAs. The minimum investment in an automatic investment plan is $50. The minimum subsequent investment is $50. For Institutional Shares, the minimum initial purchase is $100,000.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at 800-999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 25 of the prospectus.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case such distribution may be taxable at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the brokerdealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PARNASSUS FUNDS ®

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

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